Exhibit 99.1
Investor Day February 27, 2007 NASDAQ: STSA

Harold B. Gilkey Chairman & CEO

20 Years on Wallstreet Then and Now 1987 (a) 2006 (a) Market capitalization $3 million $1.4 billion Total assets $180 million $9.8 billion Total revenue $5 million $315 million Number of employees 55 employees 2,405 employees Number of branches 8 branches 166 branches with total location of 215 Stock price (b) $4 / per share $33 / per share Ranking in the 18th out of 45 1st out of 82 state of WA thrift institutions commercial banks annual report issued for year ended June 30, 1986 and December 31, 2006 and market information available through NASDAQ Adjusted retrospectively for stock splits

Company History Founded Harold Gilkey and Bill Zuppe 1983 Expanded through 5 acquisitions FIRREA Enacted / Goodwill Lawsuit Recapitalized Retail expansion / community bank development; 9 acquisitions 1990 1991 1989 Acquisitions: Golf Savings Bank Mason-McDuffie FirstBank NW SSB converted to WA Chartered Commercial Bank 2005 2006 Announced Acquisition of Northern Empire

The Sterling Family

166 branch locations in the northwest 215 total service locations in 8 western states 2,405 employees Footprint in the West 13 new locations pending merger with Sonoma National Bank of Santa Rosa, CA

Sterling is dedicated to providing a high level of quality financial services to its customers. Sterling is committed to managing a safe and sound financial institution, that builds value for its shareholders and provides opportunities for its employees. Hometown Helpful(r) Mission Statement

Total assets of $9.8 billion Deposit of nearly $6.7 billion Strong organic growth Assets - 10% of 30% Loans receivables - 21% of 44% Deposits - 18% of 40% Strong asset quality non-performing assets ratio of 0.11% of total assets Three acquisitions & announced a fourth Lynnwood (Golf Savings Bank) Mason-McDuffie (certain assets of) FirstBank NW Northern Empire Bancshares 2006 Highlights

Western Region Economy

Looking into the Future Growth company through organic and merger and acquisitions Leading community bank in the west by all measures Change the portfolio mix over time become more bank like Return shareholder value Double digit growth in net income ROE of 14% to 16%

Dan G. Byrne Executive Vice President & CFO

Financial Highlights Net income increased 21% to a record $74 million Total assets up 30% to a record $9.83 billion Loan originations of $5.0 billion; 28% over 2005 Total loans over $7 billion; up 44% over 2005 Record deposits of $6.75 billion; up 40% over 2005 Over 185,000 transaction accounts; up 21% over 2005 Net interest income up 22% over 2005 Asset quality remains solid STERLING Financial Corporation

12/1/1999 12/1/2000 12/1/2001 12/1/2002 12/3/2003 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 3/31/2006 9/30/2006 12/31/2006 Loans 1788 1966 2109 2390 2906 4252 4375 4181 4288 4886 5250 6240 7015 Securities 506 486 694 830 1073 2204 2070 1997 1915 2129 2047 1949 1914 Other 253 201 236 287 300 486 570 566 593 544 543 724 900 Total Assets At December 31, 2006 (dollars in millions) $3,507 $4,279 $6,942 $7,559 $9,829 Compound Annual Loan Growth: 31% STERLING Financial Corporation

12/1/1999 12/1/2000 12/1/2001 12/1/2002 12/1/2003 9/3/2003 12/31/2004 9/30/2004 9/30/2005 12/31/2005 9/30/2005 9/30/2006 12/31/2006 Residential 172 96 205 351 504 426 400 268 379 461 379 478 831 Income Property 166 107 196 144 186 152 285 215 134 276 134 110 134 Commercial 296 243 389 525 591 405 819 638 622 899 622 924 1154 Construction 419 442 486 598 708 542 1026 691 1213 1802 1213 1615 2335 Consumer 296 134 192 211 285 217 388 313 338 444 338 389 517 Loan Originations (dollars in millions) $1,829 $2,274 $2,918 $3,882 $4,971 STERLING Financial Corporation

Gross Loan Portfolio Mix December 31, 2006 Commercial Consumer Construction Income Property Residential 29.1 0 14.6 32.21 14.8 9.21 Residential Consumer Construction Income Property 29.1% 14.6% 32.2% 14.9% YTD Yield 7.78% Totaling $7.11 Billion 9.2% Commercial Banking STERLING Financial Corporation

Nonperforming Assets to Total Assets 2000 2001 2002 2003 2004 2005 2006 STSA 0.0056 0.0082 0.0059 0.005 0.002 0.0011 0.0011 Peer 0.0054 0.0047 0.0052 0.004 0.0029 0.0026 0.0021 Nonperforming Assets (Dollars in millions) Ratio of Net Charge-Offs to Total Loans $20.8 $21.6 $13.9 $8.4 $11.2 .21% ..13% ..13% ..20% ..06% (1) Peer: 16 western states public banks with assets between $5 billion and $100 billion Peer Avg (1) 0.21% STERLING Financial Corporation

Total Deposits December 31, 2006 (dollars in millions) 12/1/1999 12/1/2000 12/1/2001 12/1/2002 12/3/2003 12/31/2004 9/30/2005 12/31/2005 9/30/2006 12/31/2006 Time Deposits 917 1015 1062 1006 1184 1771 2035 2387 3210 3598 Transaction 290 327 369 607 607 987 1157 1107 1132 1318 Savings & MM 430 382 423 401 664 1105 1199 1312 1612 1830 Total Financial Centers at End of Period Cost of Deposits $2,014 $2,455 $3,863 $4,806 $6,746 27.1% 19.5% 53.3% 79 86 135 140 167 2.23% 1.58% 1.47% 2.16% 3.32% STERLING Financial Corporation

Net Interest Income (dollars in thousands) 12/1/1999 12/1/2000 12/1/2001 12/1/2002 12/3/2003 9/3/2003 12/31/2004 12/31/2005 9/30/2005 9/30/2006 12/31/2006 90939 196816 216535 159720 190038 263912 75105 79766 84869 100348 124920 Net Interest Margin 3.37% 3.35% 3.32% 3.28% 3.30% STERLING Financial Corporation

Total Non-Interest Income(1) (dollars in thousands) 12/1/1999 12/1/2000 12/1/2001 12/1/2002 12/31/2003 9/3/2003 12/31/2004 12/31/2005 9/30/2005 9/30/2006 12/31/2006 14260 42762 46702 10577 14487 17275 26155 31505 43466 58981 69544 (1) Excludes securities gains and losses and early debt repayment gains and losses. STERLING Financial Corporation

ROE and ROAA 12/31/1999 12/31/2000 12/31/2001 12/31/2002 12/3/2003 3/30/2004 6/30/2004 9/4/2004 12/31/2004 12/31/2005 9/30/2006 12/31/2006 ROE 0.107 0.11 0.105 0.139 0.144 0.12 0.124 0.146 0.132 0.124 0.129 0.13 ROAA 0.0052 0.0052 0.0058 0.008 0.0088 0.0081 0.0086 0.0094 0.0088 0.0087 0.0085 0.0088 Return on Average Tangible Equity 18.3% 17.9% 19.8% 16.9% 17.7% STERLING Financial Corporation

Core and GAAP Earnings Per Common Share (Diluted Basis) 12/1/1999 12/1/2000 12/1/2001 12/1/2002 12/3/2003 9/3/2003 12/31/2004 3/31/2004 3/31/2005 12/31/2005 12/31/2006 9/30/2005 9/30/2006 GAAP Earnings 0.98 0.82 0.79 1.16 1.42 1.59 1.62 0.38 0.45 1.75 2.01 1.32 1.45 Core Earnings 0.95 0.69 0.81 1.19 1.45 1.56 1.66 0.38 0.44 1.77 2.03 1.31 1.46 Core Earnings GAAP Earnings $26.1m $25.6m $34.0m $34.9m $56.6m $56.3m $60.9m $61.2m $74.4m $73.9m STERLING Financial Corporation

Donn Costa Senior Vice President Golf Savings Bank "Everything you'd never expect from a mortgage lender."

Company Originating residential 1- 4 family home loans 100% Retail Originations - no wholesale operation Commercial mortgages with an emphasis on small balance commercial Licensed to close loans in 12 states DURING 2006: Greater than 75 % loans closed in-house Yields on loans sold to investors 1.60% (FASB 91) With closed loans, over 65% of all loans were purchases Average cost of funds 4.5% / Average Yield on portfolio loans 7.4%

Locations 17 Locations - trained and integrated all branches into Golf's origination system Action converted branches = increased production by greater than 75% since merger

Understand the Market No Shortage of Business 2006 Actual Numbers through 3rd Qtr. 2007 Mortgage Bankers Association Forecast $2.4 Trillion The True "No Cost Refi"

SVP Donn Costa CEO / PRESIDENT Harold Gilkey Organization Operations Finance and Treasury Secondary Marketing / Bulk Sale Production / Western LPO Branches Commercial Mortgage Division Total number of employees = 345

Mission Statement The Golf Family creates valued relationships through trusted mortgage lending and banking experiences. Golf's Values Growth One Team Listen Financial Focus Experience Reliable Growth Equals Opportunities For the Company: volume (dollars and numbers), expansion, profitability, market share For Employees: knowledge, skills, build personal income and wealth Focus on common goals Us, We, Our- working together - the best idea wins Listen, learn and apply what we have heard from: customers shareholders employees community What you do makes a difference to our financial performance Measure and reward performance Drive efficiency and leverage what we have HAVE FUN-create a positive experience Use our experience to help you gain experience Take ownership to solve the issue-GET IT DONE!

Products Sold "One Stop Mortgage Shopping" Sellable FNMA/FHLMC Alt A FHA/VA Sub-Prime Portfolio During Construction Sellable Once Permanent All-in-One Construction loans Commercial Real Estate Permanent and Construction Portfolio Lot Loans Tier Products (30 Yr Fixed, 3/5/7 Year Arms) Manufactured Housing In Washington State - ranked first in new construction since 2003 (NWRG Inc.)

Loan Originations (including brokered)

2007 Strategic Initiatives Growth - Larger origination volumes / increasing closing by > 35% year over year Mandatory Sales of 70% of in-house mortgage closings Portfolio with higher interest income loans Loan processing efficiencies Leverage our relationships

Bill Zuppe Chairman & CEO STERLING Financial Corporation

2006 Highlights Record Net Income Record Net Interest Income & Fee Income Record Growth in Loans & Deposits Balanced Growth Organic & through Acquisition Strengthened Balance Sheet

Residential Construction Lending Financial Planning & Advisory Commercial & Multifamily Real Estate Other Members of the Sterling Family

John Harlow, President Commercial and Multifamily Real Estate Originated $1.5 billion in 2006 Construction lending balances grew 79% in 2006 Integrated Mason McDuffie mid-year Doubled servicing portfolio: Currently over $1.6b New offices: Reno, Orange County, Denver

9 Offices in the West Kirkland, WA Spokane, WA Lake Oswego, OR Scottsdale, AZ Sacramento, CA Denver, CO Orange County, CA Oakland, CA Reno, NV 69 Employees Intervest offices Other Sterling family locations Locations

Key Metrics 2002 2003 2004 2005 2006 2007 0.5 0.40349982 0.7191 1.5979 1.4729 54% CAGR 2002 2003 2004 2005 2006 2007 East 0.5 0.140739 0.582281 0.807455 1.622788 97% CAGR

2007 Objectives Increase overall business volume by greater than 35% Capitalize on Mason-McDuffie for full year Synergies with Sonoma National Bank Add producers in key offices Share business within the Sterling family Strong pipeline going into 2007

Jim Kirschbaum, President Residential Construction Lending Originates custom and spec construction loans Originated $1.4 billion in 2006 - new record Construction lending balances grew 122% in 2006 Asset quality remains very good

10 Offices in the West Washington: 3 Oregon: 4 Idaho: 2 Utah: 1 - 112 employees Action Mortgage office Other Sterling family locations Locations

Key Metrics 2002 2003 2004 2005 2006 2007 East 0.481328 0.531086 0.718201 1.106632 1.423648 39% CAGR

2007 Objectives Increase overall production by over 20% Expect construction lending will remain strong Integrate and maintain customers and employees from mergers FirstBank Sonoma National Bank Take advantage of cross-sell opportunities within Sterling Improve profit contribution to Sterling

Jeff Schlenker, President Offers full range of non-FDIC-insured individual and business financial products and services including mutual funds, equities, fixed-income, fee-based planning, tax- advantaged investments and risk-management services, including life insurance and long-term care insurance Provides customers with one-stop shopping for banking and financial planning 25 offices serve the entire Sterling branch network $700 million in assets under management $160 million produced in 2006

Key Metrics 2002 2003 2004 2005 2006 2007 East 300 200 340 500 705 52% CAGR 2002 2003 2004 2005 2006 2007 East 2 32.76971 76.341318 97.738939 157.457 69% CAGR

2007 Objectives Add 10 new advisors Leverage cross-sell opportunities, particularly in new markets To support FirstBank, Golf and Sonoma $200 million in new assets Greater than 25% growth Improve profit contribution to Sterling

Bill Zuppe Chairman & CEO

HEIDI B. STANLEY VICE CHAIR & CHIEF OPERATING OFFICER

VISION "LEADING REGIONAL COMMUNITY BANK IN THE WEST BY ALL MEASURES"

FUTURE - A CONTINUUM BUILD VALUE FOR OUR SHAREHOLDERS BUILD VALUE FOR OUR CUSTOMERS BUILD VALUE FOR OUR COMMUNITIES BUILD VALUE FOR OUR EMPLOYEES

TOP LEVEL GOALS BALANCE PERFORMANCE VS GROWTH DEPOSIT GROWTH LOAN GROWTH FEE INCOME GROWTH NIM IMPROVEMENT FOCUS ON KEY GEOGRAPHICS (Seattle, Portland, Boise, Northern CA) BUILD A TEAM THAT IS COMMITTED, ACCOUNTABLE AND LIVES OUR VALUES MANAGE CHANGE HOMETOWN HELPFUL

STRATEGIC INITIATIVES GET THE BEST PEOPLE GIVE THEM GREAT TOOLS GROW CORE DEPOSITS GROW LOAN BALANCES

ORGANIZATION

RETAIL BANK FOCUSED ON DEPOSIT GROWTH

DEPOSIT MIX AS OF DECEMBER 31, 2006 ($ in millions) Average cost of deposits 3.6%

2007 THE YEAR OF CHECKING!!

KEY ASPECTS OF DEPOSIT GROWTH PLAN GET MORE, KEEP MORE 10

KEY ASPECTS OF DEPOSIT GROWTH PLAN GET MORE, KEEP MORE MARKET PENETRATION & EXPANSION

KEY ASPECTS OF DEPOSIT GROWTH PLAN GET MORE, KEEP MORE MARKET PENETRATION & EXPANSION PRODUCT PENETRATION

KEY ASPECTS OF DEPOSIT GROWTH PLAN GET MORE, KEEP MORE MARKET PENETRATION & EXPANSION PRODUCT PENETRATION IMPROVED RETENTION

COMMERCIAL BANKING GROUP Carol Mangan Executive Vice President & Manager

Commercial Banking Group Commercial Banking Division Small and middle-market C&I companies with annual sales $1-$25MM Credit relationships of $500M - $5MM Banking relationship generally maintained with one institution Corporate Banking Division Middle market C&I companies with annual sales >$25MM Credit relationships > $3MM Banking relationship frequently maintained with multiple institutions Correspondent Banking Division Deposit and Treasury Management services to other financial institutions Purchase and sale of loan participations International Banking functions Private Banking Division Credit and depository services for high net worth individuals Customer focus also includes professional corporations

Organization

Commercial Offices Puget Sound WA 7 Commercial Teams 4 Private Banking Teams 1 Corporate Team Portland& So/Central Oregon 9 Commercial Teams 3 Private Bank Teams 2 Corporate Teams Eastern WA, ID, MT 11 Commercial Teams 4 Private Bank Teams 1 Correspondent Office 42 Commercial Offices 251 Total FTE Locations

Reinforce Functional Focus Year over Year ("YOY") C&I loan growth of 30% YOY transaction account deposit growth of 33% Target industries and markets for expansion, emphasizing C&I Maintain credit quality standards Provide employee development and growth opportunities 2006 Strategy

Key Metric Commercial Banking Group Loan Balances 25% CAGR

54% CAGR Key Metric Commercial Banking Group Deposits

Overall Loan Growth of 10-15%, with continued emphasis on C&I production Focus resources on metro markets Continue attracting experienced production personnel Capitalize on industry expertise Overall Deposit Growth of 20-25%, with emphasis on analyzed, non-interest bearing balances Target key depositors: property management, not-for-profit Continue partnership with Treasury Management Services Maximize internal, cross-subsidiary referrals Fee Income Growth of 18-23% Loan fee generation commensurate with loan growth Continued emphasis on sale of Treasury Management Services 2007 Strategy

Production Support Ezra Eckhardt Executive Vice President Chief Administrative Officer

Supporting Sterling Performance First, Teamwork Always Best Bank to Work for in the Northwest Efficient and Effective Business Processes Sustainable Stable Platform for Growth Production Admin NET IP IT PM COMP COM RE FAC MKT HR Tech- nology Administration

Product, Marketing, & Production Partnering Idea Generation Detailed Investigation Product Development One Cross- Functional Team Brand Product Positioning DDA Product Training Product Launch Performance and Feedback

2006 Strategic Initiatives PEOPLE Staffing Reduced time to hire by 50% 65% decrease in open reqs Opened 6 DeNovo branches Training and mentoring Reduced turnover by 15% Initiated Succession Planning Incentives Re-designed branch and commercial incentive programs Integrated campaign philosophy Image Completed internal and external customer satisfaction surveys 6% increase in cross-sell performance TOOLS Mapping and Measurement Modeled web-based incentive tracking system Simplified Management Information Product Focused on Life Cycle Management, Profitability, and Customer Needs Launched 6 new products; 50+ under development Delivery Systems Teller Capture Vendor Selection Deployed bank wide automated signature card Launching comprehensive document imaging system

Fee Growth in 2006 Merchant Services 78% Increase 13% Increase in the number of Merchants Migration to more efficient and effective processing system Analyzed Accounts 36% Increase Launch of Corp Net Banking and myBank Major upgrades to Wires, ACH, and Lock Box Debit Cards and Interchange 28% Increase 15% expansion in penetration and utilization NSF Fees 34% Increase 18 month program to strengthen Balance Shield Organic growth based on customer expansion

Improving Our Business Processes Putting the Customer First in Everything that We Do Focus on Creating Value in the Eyes of Our Customer Simplification of Business Processes Eliminating Waste and Non-Value Added Activities Empowering Employees Capitalizing on Organizational Knowledge and Expertise Loan Processing and Support Construction Loans: 50% increase in volume with no additional Headcount Processing: Reduction of $400K in annual fees Consumer Origination: 90+% Reduction in Origination Time Operations Statement Processing: 67% Reduction in People and Time ACH: 90% Increase in Speed Check Clearing: Avoidance of $200K in FED Fees; Reduced Headcount Administration HR: 15% Increase in Retention; 50% Reduction in Staffing Time

Building the Fee Base for 2007 Establishing Diversification of Fee Base Focusing on Commercial Value Proposition Merchant Services Debit Card penetration, activation, and utilization Commercial Products: AA, ACH, CNB Cross Function Fee Management Initiative Product Management Operations Production Leadership Marketing Solid Growth in Our Core 26% Organic Growth Strong Performance Supported By Acquisition Integration

2007 Strategic Initiatives PEOPLE Staffing Hire the Best HR Business Processes Training/Development Career Pathing Banker Training Succession Planning Mentoring Program Employee Retention Benefits/Incentives Line of site objectives Pay for performance Communicating Our Image TOOLS Measurement Systems Management Information Dashboard Incentive Tracking Customer Relationship MNGT Product Management Deposit/TMS Products Credit Products Sales MNGT and Leadership Delivery Systems Channels to Market Delivery Platforms (RDC & Teller) Sales Management Systems

myBank: Remote Deposit Capture - 200+ Active Customers $1.25 B in Total Deposits for 2006 Expect 300% Fold Growth in 2007 Best in Class Deployment of Hardware and Web Offerings Daily Deposit Totals in the $10+MM Range Business Focused Cash Management for the 21st Century

Leveraging Technology to Fuel Growth Teller Capture Foundation of Branch Operations Standard work behind the teller line Linking to the branch staffing plan Utilizing viewpoint, endpoint, and the FED 65% of all items cleared electronically 35% of items cleared locally Recognized as an industry front runner Image Exchange Shared Archive IRD Processor

Sterling and Subsidiaries Portfolio Report Nancy McDaniel EVP Portfolio Manager

Portfolio Management Key Strategic Objectives Decrease reliance on investments primarily through runoff of maturities. Diversify investment portfolio to include a higher concentration of municipal bonds. Concentrate double digit organic loan growth in commercial (C&I) and consumer loans. Allow but limit wholesale activity. Continue to have double digit growth in originations at INTERVEST and Action Mortgage. Expand secondary marketing capabilities to achieve higher levels of fee income and minimize balance sheet growth from mortgage lending operations. Grow the loan portfolio while improving spreads. Target benchmarks in the portfolio to achieve mix and profitability of a high performing commercial bank.

Asset Mix 12/31/2004 3/31/2005 6/31/2005 9/30/2005 12/31/2005 12/31/05 ny 3/31/2006 6/30/2006 Loans Receivable 4266101 4391936 4257388 4783983 4893811 4893811 5258830 5522368 Investments 2204530 2119202 2046657 1964948 2128484 2260651 2046701 1974414 Other 473010 3/31/2005 6/31/2005 9/30/2005 12/31/2005 3/31/2006 6/30/2006 9/30/2006 12/31/2006 12/31/06 ny Loans Receivable 4450765 4257388 4783983 4893811 5258830 5522368 6125362 6871806 6871806 Investments 2119202 2046657 1964948 2128484 2046701 1974414 1946075 1911117 2086486 Other 617081 12/31/05 $7,627MM 12/31/06 $9,575MM

Investment Portfolio Composition Fixed Agency CMO MBS Municipal (Tax-Exempt) Treasury 12/31/2006 11967246 485994031 1319537226 88774143 10508742 Fixed Agency CMO MBS Municipal (Tax Exempt) Treasury 12/31/2005 11965860 512850839 1456551298 50625128 9880469 12/31/2005 12/31/2006 $2,042MM $1,917MM

Loan Portfolio Growth Outstanding Balances +13% +41% +9% +46% +20%

Loan Portfolio Composition Commercial Consumer Residential Construction Residential Income Property Perms Income Property & Commercial Construction 12/31/2005 1530803 781894 591347 495934 1124964 430139 Commercial Consumer Residential Construction Residential Income Property Perms Income Property & Commercial Construction 12/31/2006 2056703 1023916 1418357 604365 1020222 848234 12/31/2005 12/31/2006 $ 4,995M $ 6,972M

Portfolio Mix 12/31/2005 8/31/2006 12/31/2006 2006 forecast w/ acq 2007 forecast w/ acq 2008 forecast 2009 forecast 4 Year Target Construction Loans 1021486 1884279 2266591 2120000 2505457 2469000 2542000 0.2 Income Property Perm Loans 1124964 1061925 1020222 1218000 1217020 2033000 2190000 0.2 Retail Consumer & SFR Mortgages 781894 900010 1023916 1004000 1196222 1344000 1569000 0.2 Residential 495934 455819 604365 480000 451891 648000 635000 0 Commercial Loans 1530803 1758371 2056703 2069000 2473492 3480000 4237000 0.4 Dec-05 Dec-06 Target 31% 30% 10% 9% 16% 15% 23% 15% 21% 33% 40% 20% 20% 20%

Largest Loan Portfolio Concentrations by State $2.6B $1.8B $387MM $127MM $463MM $139MM

Washington Economic Conditions Unemployment in Washington State was 5.0% at the end of 2006; which is a two year declining trend. Washington State's population is projected to grow by 431,000, or 6.6%, over the next five years. Wages are expected to increase by a 1.2% annual rate over the next five years, with total personal income projected to increase by $246 billion by 2010. Single family housing permits were down <19.2%> from one year ago and multifamily housing permits were up 51.5% from the prior year. The number of residential housing units sold increased in 2006. Revenue forecasts show the state's general fund growing by $56.6 million over the next 3 years. Boeing, Microsoft, and many other high tech firms are headquartered with major operations in the Puget Sound area. Seattle/Tacoma serve as major ports to Asia.

Oregon Economic Conditions Unemployment in Oregon State was 5.4% at the end of 2006; which is a two year declining trend. Oregon State's population is projected to grow by 400,000, or 12.8%, over the next five years. Wages are expected to increase by 1.3% annually over the next five years. Total personal income is projected to increase by $180 billion by 2010. Single family housing permits were down <22.6%> from one year ago. Multifamily housing permits were down <34%> from the prior year. While Oregon's housing market is showing signs of slowing, 2006 was still strong and the slowing trend appears to have leveled off. Revenue forecasts show the state's general fund revenue over the next three years growing by $20 million. High-tech jobs increased 13% in Oregon economy over the past five years, and now account for 40% of Oregon's manufacturing employment.

California Economic Conditions Unemployment in California was 4.8% at the end of 2006; which is a two year declining trend. California saw increasing employment is 9 of 11 sectors during 2006. California's population is projected to grow by 2,000,000, or 5.9%, over the next five years. Wages are expected to increase by 0.8% annually over the next five years. Total personal income is projected to increase by $782 billion by 2010. California's housing market is also experiencing declines in new and existing home sales. Single family housing permits were down <25.4%> from one year ago. Multifamily housing permits were down <4.2%> from the prior year. The Northern California region remains strong relative to Southern California, with it's strength in Financial Services and high tech industries.

Asset Quality

Sterling Non-Accrual Trend Dates 3/1/2000 6/1/2000 9/1/2000 12/1/2000 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/2/2002 6/2/2002 9/2/2002 12/2/2002 2/3/2003 3/3/2003 5/3/2003 6/1/2003 8/1/2003 9/1/2003 11/30/2003 12/31/2003 3/31/2004 5/31/2004 6/30/2004 8/31/2004 9/30/2004 10/31/2004 11/30/2004 12/31/2004 1/31/2005 2/28/2005 3/31/2005 4/30/2005 5/31/2005 6/30/2005 7/31/2005 8/30/2005 9/30/2005 12/31/2005 3/31/2006 6 /30/2006 9/30/2006 12/31/2006 PERCENT 0.0042 0.0056 0.0048 0.004 0.0033 0.0039 0.0055 0.0092 0.0085 0.0096 0.0084 0.0071 0.0081 0.0099 0.0085 0.0098 0.0101 0.0081 0.0079 0.006 0.0055 0.0044 0.0033 0.0032 0.0036 0.0032 0.0033 0.0031 0.0036 0.0032 0.002 0.0038 0.0044 0.004 0.0033 0.0033 0.0026 0.0018 0.0011 0.0011 0.0008 0.0012 ..12% 4th Qtr 2006 Empire Bank Acquired 2/28/03 Klamath 1st Acquired 1/2/04 Golf Acquired 7/5/06 First Bank Northwest Acquired 11/30/06 Source Capital Acquired 9/28/01

6/1/2001 9/1/2001 12/1/2001 3/1/2002 6/1/2002 9/1/2002 12/1/2002 3/1/2003 6/1/2003 9/1/2003 12/1/2003 3/1/2004 6/1/2004 9/1/2004 12/1/2004 3/1/2005 6/1/2005 9/1/2005 12/1/2005 3/1/2006 6/1/2006 9/1/2006 12/31/2006 30 Day 0.0052 0.0106 0.0071 0.005 0.0062 0.006 0.0022 0.0044 0.0031 0.0006 0.002 0.0012 0.0017 0.0013 0.0009 0.0023 0.0017 0.0016 0.0018 0.0023 0.0036 0.0026 0.0021 60+ Day 0.0054 0.0051 0.0112 0.0144 0.0107 0.0074 0.0082 0.009 0.0113 0.0087 0.0077 0.0083 0.0043 0.0034 0.0032 0.0037 0.0045 0.0028 0.0018 0.0008 0.0011 0.0025 0.001 60+Target is .50% ..10% Total Portfolio 60+ Day Delinquency Trend December 2006

12/1/1987 3/1/1988 6/1/1988 9/1/1988 12/1/1988 3/1/1989 6/1/1989 9/1/1989 12/1/1989 3/1/1990 6/1/1990 9/1/1990 12/1/1990 3/1/1991 6/1/1991 9/1/1991 12/1/1991 3/1/1992 6/1/1992 9/1/1992 12/1/1992 3/1/1993 6/1/1993 9/1/1993 12/1/1993 3/1/1994 6/1/1994 9/1/1994 12/1/1994 3/1/1995 6/1/1995 9/1/1995 12/1/1995 3/1/1996 6/1/1996 9/1/1996 12/1/1996 3/1/1997 6/1/1997 9/1/1997 12/1/1997 3 /1/1998 6/1/1998 9/1/1998 12/1/1998 3/1/1999 6/1/1999 9/1/1999 12/1/1999 3/1/2000 6/1/2000 9/1/2000 12/1/2000 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/1/2002 6/1/2002 9/1/2002 12/1/2002 2/28/2003 3/31/2003 5/31/2003 6/30/2003 8/31/2003 9/30/2003 11/30/2003 12/31/2003 3/31/2004 5/31/2004 6/30/2004 8/31/2004 9/30/2004 11/30/2004 12/31/2004 2/28/2005 3/31/2005 5/31/2005 6/30/2005 8/31/2005 9/30 /2005 11/30/2005 12/31/2005 3/31/2006 6/30/2006 9/30/2006 12/31/2006 total 0.0179 0.0209 0.0433 0.0427 0.0873 0.0505 0.0449 0.0452 0.0433 0.0536 0.0531 0.0561 0.0495 0.0515 0.0483 0.0468 0.0401 0.0385 0.0372 0.0335 0.0315 0.0237 0.0178 0.0169 0.0131 0.0118 0.0092 0.0082 0.0077 0.0075 0.0063 0.0074 0.0073 0.0066 0.0055 0.007 0.0105 0.0088 0.0096 0.0085 0.0103 0.0102 0.0088 0.0106 0.0081 0.0081 0.0087 0.0077 0.0077 0.0088 0.0098 0.0095 0.01 0.0099 0.0109 0.0111 0.0139 0.0139 0.0177 0.0179 0.0218 0.0198 0.0164 0.0164 0.0172 0.0177 0.0148 0.0154 0.0176 0.0146 0.013 0.0128 0.0114 0.011 0.0103 0.0097 0.0095 0.0102 0.009 0.0109 0.0108 0.0093 0.0094 0.0079 0.007 0.0071 0.0053 0.005 ..50% December 2006 Percent of Classified Assets in Total Portfolio- 10yr. Trend Target is 1.00%

9/1/1988 12/1/1988 3/1/1989 6/1/1989 9/1/1989 12/1/1989 3/1/1990 6/1/1990 9/1/1990 12/1/1990 3/1/1991 6/1/1991 9/1/1991 12/1/1991 3/1/1992 6/1/1992 9/1/1992 12/1/1992 3/1/1993 6/1/1993 9/1/1993 12/1/1993 3/1/1994 6/1/1994 9/1/1994 12/1/1994 3/1/1995 6/1/1995 9/1/1995 12/1/1995 3/1/1996 6/1/1996 9/1/1996 12/1/1996 3/1/1997 6/1/1997 9/1/1997 12/1/1997 3/1/1998 6/1/1998 9/1/1998 12 /1/1998 3/1/1999 6/1/1999 9/1/1999 12/1/1999 3/1/2000 6/1/2000 9/1/2000 12/1/2000 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/1/2002 6/1/2002 9/1/2002 12/1/2002 3/1/2003 5/31/2003 6/30/2003 8/31/2003 9/1/2003 11/30/2003 12/31/2003 3/31/2004 5/1/2004 6/4/2004 8/4/2004 9/4/2004 11/4/2004 12/1/2004 2/5/2005 3/5/2005 5/1/2005 6/1/2005 9/1/2005 11/5/2005 12/1/2005 3/1/2006 6/1/2006 9/6/2006 12/1/ 2006 5-Qtr Average 0.0004 0.00043 0.00232 0.00265 0.00275 0.00302 0.0036 0.00174 0.00258 0.00258 0.00231 0.00164 0.00234 0.00236 0.00208 0.002 0.00274 0.00196 0.00096 0.00102 0.00126 0.00062 0.00076 0.00064 0.00064 0.0009 0.00082 0.00068 0.0006 0.00058 0.00052 0.00082 0.00092 0.00108 0.00142 0.00126 0.00108 0.00114 0.00116 0.00096 0.00076 0.00066 0.00078 0.0009 0.001 0.001 2 0.0014 0.0014 0.00128 0.00138 0.00152 0.00156 0.00154 0.00184 0.00194 0.00238 0.00213 0.00113 0.00078 0.0008 0.0009 0.0007 0.0013 0.0015 0.0014 0.0013 0.00153 0.0015 0.00165 0.00135 0.00105 0.00098 0.0009 0.0007 0.00062 0.0007 0.00086 0.00146 0.0016 0.00154 0.00154 0.00136 0.00078 12-Qtr Average 0.00174 0.00222 0.00231 0.00231 0.00226 0.00255 0.00303 0.00221 0.00204 0.00225 0.00211 0.00193 0.00191 0.00149 0.00143 0.00147 0.00151 0.0012 0.00088 0.00091 0.00092 0.00062 0.00063 0.0007 0.00083 0.00078 0.00081 0.0009 0.00096 0.00101 0.00088 0.00095 0.00102 0.00103 0.00104 0.00098 0.00098 0.00105 0.00108 0.00103 0.00104 0.00107 0.0 0115 0.00123 0.00128 0.00137 0.00156 0.00163 0.00181 0.00184 0.00175 0.00155 0.0015 0.0015 0.0014 0.0015 0.0014 0.0012 0.0011 0.00129 0.00134 0.00136 0.00139 0.00134 0.00129 0.0012 0.0011 0.00105 0.00105 0.00113 0.00138 0.0014 0.00143 0.0013 0.00123 0.00118 ..12% December 2006 Target .15% Sterling & Subsidiaries Portfolio Loss Trend 12-Qtr Averages

3 Yr Strategic Asset Growth & Portfolio Management Initiatives Obtain double digit organic commercial loan growth annually. Obtain 80/20 loan to asset ratio. Continue to reduce MBS and diversify investments. Align incentive plan weightings to support mix & profitability objectives, focusing commercial lending units on C & I. Improve Profitability- -Improve relationship ROEs through cross-selling across business lines -Improve pricing to risk building -Enhance profitability model Enhance in-house portfolio analysis capabilities to improve performance and risk management. Improve Asset Disposition and Acquisition capabilities.

Credit Culture Stephen Page Chief Credit Officer

Credit Administration Organizational Chart Asset Recovery Departm ent

Credit Administration Organizational Chart Organizational Chart Organizational Chart These six direct reports have a accumulative total of 140 years in the industry There are a total of 51 employees in these six departments

Credit Approval Credit Approval Approval authority for loans >$20MM per project or aggregate debt >$40MM Approval authority for loans up to $20MM per project or aggregate debt up to $40MM Commercial & Corporate, Action Construction, Intervest, & Correspondent

Committee/Team Functions Executive Credit Committee Senior Credit Committee Credit Teams Loan approval, credit authority review, policy review & revisions, and loan reporting... Loan approval and loan reporting of major credit relationships... Specialized and focused loan approval and loan reporting...

2006 Commercial Loans Number of 60+ Days Delinquent Beginning versus End of Month Flow Beginning End Jan 48 36 Feb 50 36 Mar 53 30 Apr 52 34 May 54 38 June 56 36 July 46 38 Aug 62 34 Sept 44 31 Oct 36 33 Nov 44 31 Dec 43 19

Sterling Non-Accrual Trend with 12 Quarter Portfolio Loss Trend Dates 3/1/2000 6/1/2000 9/1/2000 12/1/2000 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/2/2002 6/2/2002 9/2/2002 12/2/2002 2/3/2003 3/3/2003 5/3/2003 6/1/2003 8/1/2003 9/1/2003 11/30/2003 12/31/2003 3/31/2004 5/31/2004 6/30/2004 8/31/2004 9/30/2004 10/31/2004 11/30/2004 12/31/2004 1/31/2005 2/28/2005 3/31/2005 4/30/2005 5/31/2005 6/30/2005 7/31/2005 8/30/2005 9/30/2005 12/31/2005 3/31/2006 6 /30/2006 9/30/2006 12/31/2006 PERCENT 0.0042 0.0056 0.0048 0.004 0.0033 0.0039 0.0055 0.0092 0.0085 0.0096 0.0084 0.0071 0.0081 0.0099 0.0085 0.0098 0.0101 0.0081 0.0079 0.006 0.0055 0.0044 0.0033 0.0032 0.0036 0.0032 0.0033 0.0031 0.0036 0.0032 0.002 0.0038 0.0044 0.004 0.0033 0.0033 0.0026 0.0018 0.0011 0.0011 0.0008 0.0012 ..12% 4th Qtr 2006 Empire Bank Acquired 3/31/03 Klamath 1st Acquired 2/15/04 Golf Acquired 9/30/06 First Bank Northwest Acquired 12/31/06 9/1/1988 12/1/1988 3/1/1989 6/1/1989 9/1/1989 12/1/1989 3/1/1990 6/1/1990 9/1/1990 12/1/1990 3/1/1991 6/1/1991 9/1/1991 12/1/1991 3/1/1992 6/1/1992 9/1/1992 12/1/1992 3/1/1993 6/1/1993 9/1/1993 12/1/1993 3/1/1994 6/1/1994 9/1/1994 12/1/1994 3/1/1995 6/1/1995 9/1/1995 12/1/1995 3/1/1996 6/1/1996 9/1/1996 12/1/1996 3/1/1997 6/1/1997 9/1/1997 12/1/1997 3/1/1998 6/1/1998 9/1/1998 12 /1/1998 3/1/1999 6/1/1999 9/1/1999 12/1/1999 3/1/2000 6/1/2000 9/1/2000 12/1/2000 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/1/2002 6/1/2002 9/1/2002 12/1/2002 3/1/2003 5/31/2003 6/30/2003 8/31/2003 9/1/2003 11/30/2003 12/31/2003 3/31/2004 5/1/2004 6/4/2004 8/4/2004 9/4/2004 11/4/2004 12/1/2004 2/5/2005 3/5/2005 5/1/2005 6/1/2005 9/1/2005 11/5/2005 12/1/2005 3/1/2006 6/1/2006 9/6/2006 12/1/ 2006 5-Qtr Average 0.0004 0.00043 0.00232 0.00265 0.00275 0.00302 0.0036 0.00174 0.00258 0.00258 0.00231 0.00164 0.00234 0.00236 0.00208 0.002 0.00274 0.00196 0.00096 0.00102 0.00126 0.00062 0.00076 0.00064 0.00064 0.0009 0.00082 0.00068 0.0006 0.00058 0.00052 0.00082 0.00092 0.00108 0.00142 0.00126 0.00108 0.00114 0.00116 0.00096 0.00076 0.00066 0.00078 0.0009 0.001 0.001 2 0.0014 0.0014 0.00128 0.00138 0.00152 0.00156 0.00154 0.00184 0.00194 0.00238 0.00213 0.00113 0.00078 0.0008 0.0009 0.0007 0.0013 0.0015 0.0014 0.0013 0.00153 0.0015 0.00165 0.00135 0.00105 0.00098 0.0009 0.0007 0.00062 0.0007 0.00086 0.00146 0.0016 0.00154 0.00154 0.00136 0.00078 12-Qtr Average 0.00174 0.00222 0.00231 0.00231 0.00226 0.00255 0.00303 0.00221 0.00204 0.00225 0.00211 0.00193 0.00191 0.00149 0.00143 0.00147 0.00151 0.0012 0.00088 0.00091 0.00092 0.00062 0.00063 0.0007 0.00083 0.00078 0.00081 0.0009 0.00096 0.00101 0.00088 0.00095 0.00102 0.00103 0.00104 0.00098 0.00098 0.00105 0.00108 0.00103 0.00104 0.00107 0.0 0115 0.00123 0.00128 0.00137 0.00156 0.00163 0.00181 0.00184 0.00175 0.00155 0.0015 0.0015 0.0014 0.0015 0.0014 0.0012 0.0011 0.00129 0.00134 0.00136 0.00139 0.00134 0.00129 0.0012 0.0011 0.00105 0.00105 0.00113 0.00138 0.0014 0.00143 0.0013 0.00123 0.00118 Source Capital Acquired 9/30/01 12 Qtr Portfolio Loss Trend Non-Accrual Trend

Shareholder Value Five-Year Total Return Performance Chart reprinted from http://bigcharts.marketwatch.com 33% CAGR

Safe Harbor Statement In the course of our presentation, executive officers and other key employees of the company may discuss matters that are deemed to be forward-looking statements(1) under the law. While we always do our best to give accurate and balanced presentations of the company's business and prospects, actual results may differ from management's view. Additional information about risks of the company achieving the results suggested by any forward-looking statements may be found under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form 10-K. (1) The Reform Act defines the term "forward-looking statements" to include: statements of management plans and objectives, statements regarding future economic performance, and projections of revenues and other financial data, among others. The Reform Act precludes liability for an oral or written forward-looking statement if the statement is identified as such and accompanied by "meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements."

Thank you Question and Answer Period NASDAQ: STSA